Supplement to the
Fidelity® Convertible Securities Fund
January 29, 2004
Prospectus

The following information replaces the similar information found under the heading "Dividends and Capital Gain Distributions" on page 14.

Effective September 1, 2004, the fund normally pays dividends in April, July, October, and December and pays capital gain distributions in September and December.

CVS-04-02 September 8, 2004
1.483705.112